245 PARK
EXHIBIT 10-G.
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                                  AMENDED
                      BUSINESS CERTIFICATE FOR PARTNERS


           The undersigned hereby certify that a certificate of doing business under the assumed name Olympia & York Estates Company for the conduct of business at 245 Park Avenue, New York, New York was filed in the office of the County Clerk, New York County, State of New York, on the 21st day of December, 1979 under index number 8585/79B. Amended certificates were filed in the office of the County Clerk, New York County, State of New York, on the 16th day of January, 1980, the 12th day of August, 1981, the 6th day of October, 1981 and the 23rd day of November, 1982, in each case under index number 8585/79B. The last amended certificate was filed in the office of the County Clerk, New York County, State of New York on the 17th day of January, 1984 under index number 8585/79B reflecting, among other things, a change of assumed name to 245 Park Avenue Company.
           It is hereby further certified that a certificate of doing business under the assumed name Olympia & York 245 Park Avenue Company was filed in the office of the County Clerk, New York County, State of New York, on the 26th day of June, 1987 under index number 4748-87 and that such filing was in error as the parties thereto intended to amend the certificate of Olympia & York Estates Company and thereby continue doing business under the assumed name 245 Park











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Avenue Company rather than to do business under the assumed name Olympia &
York 245 Park Avenue Company. It is hereby further certified that a Certificate of Discontinuance of Business under the assumed name Olympia & York 245 Park Avenue Company is being filed in the office of the County Clerk, New York County, State of New York to correct this error.
           It is hereby further certified that this Amended Certificate is made for the purpose of more accurately setting forth the facts recited in the original certificate and to set forth the following change in such facts:

           (1) As of January 31, 1987, O&Y Equity Corp. contributed its general partnership interest in 245 Park Avenue Company to O&Y Equity Company, L.P. and Fame Associates sold its general partnership interesting 245 Park Avenue Company to O&Y Equity Company, L.P., as a result of the foregoing, O&Y Equity Company, L.P., Olympia & York Interests Corp. and JMB/245 Park Avenue Associates, Ltd. were conducting business as members of a partnership under the name of designation as 245 Park Avenue Company.

           (2) On June 30, 1988, Olympia & York Interests Corp. transferred its entire general partnership interest in 245 Park Avenue Company to Olympia & York 245 Park Avenue Holding Company, L.P. and Olympia & York 245 Park Avenue Holding Company L.P. was substituted for Olympia & York Interests Corp. as a general partner in 245 Park Avenue Company.


































                                   2
           (3) As a result of the foregoing, the partners of 245 Park Avenue Company are O&Y Equity Company, L.P., Olympia & York 245 Park Avenue Holding Company, L.P. and JMB/245 Park Avenue Associates, Ltd., and the residence addresses of such partners are as follows:

           NAME                              ADDRESS

           O&Y Equity Company, L.P.          410 South State Street
                                             Dover, Delaware  19901

           Olympia & York 245 Park Avenue    410 South State Street
           Holding Company, L.P.             Dover, Delaware  19901

           JMB/245 Park Avenue Associates,    875 North Michigan Avenue
           Ltd.                              Suite 3900
                                             Chicago, Illinois 60611

     IN WITNESS WHEREOF, the undersigned have made and signed this certificate as of the 30th day of June, 1988.

                                  O&Y EQUITY COMPANY, L.P.

                                  BY O&Y Equity General Partner
                                       Corp., a general partner



                                       By    JOEL M. SIMON
                                             Joel M. Simon
                                             Executive Vice President


                                  OLYMPIA & YORK 245 PARK AVENUE
                                       HOLDING COMPANY, L.P.

                                  By O&Y Equity General Partner
                                       Corp., a general partner



                                       By    JOEL M. SIMON
                                             Joel M. Simon
                                             Executive Vice President


























                                   3
                                  JMB/245 PARK AVENUE ASSOCIATES, LTD.,
                                  an Illinois limited partnership

                                  By   JMB PARK AVENUE, INC.
                                       an Illinois corporation,
                                       Corporate General Partner


                                       By
                                             Vice President


                                  WITHDRAWING PARTNER

                                  OLYMPIA & YORK INTERESTS CORP.


                                  By   JOEL M. SIMON
                                       Joel M. Simon
                                       Executive Vice President


















































STATE OF NEW YORK     )
                      :     s.s.:
COUNTY OF NEW YORK    )

     On this 30th day of June, 1988, before me personally came Joel M. Simon, to me known, who, being by me duly sworn, did depose and say that he resides at 35 Midwood Cross, Roslyn, NY, that he is an Executive Vice President of Olympia & York Interests Corp. and O&Y Equity General Partner Corp., a general partner of each of O&Y Equity Company, L.P. and Olympia & York 245 Park Avenue Holding Company L.P., two of the corporations described in and which executed the above instrument, and that he signed his name thereto on behalf of such corporations.


                                  LORETTA TARAGAN
                                  Loretta Taragan
                                  Notary Public





































STATE OF NEW YORK     )
                      )     s.s.:
COUNTY OF NEW YORK    )

     On this 26th day of July, 1988, before me personally came Donald F. Sinex, to me known , who, being duly sworn, did depose and say that he resides at 85 Rosebrook Rd., New Coanan Ct., that he is a Vice President of JMB Park Avenue, Inc., the corporate general partner of JMB/245 Park Avenue Associates, Ltd., one of the partnerships described in and which executed the above instrument, and that he signed his name thereto on behalf of such partnership.



                                  ANTHONY CASARELE
                                  Anthony Casarele
                                  Notary Public











































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